Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
Commitments and Contingencies

Clean Air Act - Section 185 Liability

Section 185 of the Clean Air Act ("CAA 185") requires states to collect annual fees from major source facilities located in severe or extreme nonattainment ozone areas that did not meet the attainment deadline.  The CAA 185 fees are required annually until the area is redesignated as an attainment area for ozone. The EPA is required to collect the fees if a state does not administer and enforce CAA 185.  The Houston-Galveston region was initially determined to be a severe nonattainment area that did not meet its 2007 attainment deadline and, as such, would be subject to CAA 185. The Texas Commission on Environmental Quality (“TCEQ”) is currently considering a “Failure to Attain Rule” to implement the requirements of CAA 185.  The draft Failure to Attain Rule is anticipated to be adopted in 2013 and is expected to provide for the collection of an annual failure to attain fee for excess emissions.  We have certain facilities in the Houston area that will be subject to the TCEQ's Failure to Attain Rule.

Management believes the most likely scenario is that we will be assessed fees for excess emissions at our Houston area facilities and our estimate of the possible range of loss associated with this matter is from zero to $14.3 million. As of December 31, 2012, we have accrued $10.9 million as a long-term environmental liability related to this matter. Management believes that recent indications with regard to this matter by the TCEQ and the EPA have been favorable to us. The final Failure to Attain Rule is expected to be published in 2013; therefore, it is likely that our estimate of this loss will change in the near term.

Osage Complaint

In June 2012, HollyFrontier filed a complaint with the FERC alleging that Osage has been over-earning on its rates for transportation on Osage's crude oil pipeline system from Cushing, Oklahoma to El Dorado, Kansas.  We own 50% of Osage and serve as its operator.  Osage and HollyFrontier have agreed to settle this matter, subject to FERC approval. The settlement agreement includes a one-time cash payment for reparations, reduced future tariff rates and other concessions. This settlement will not have a material impact on our results of operations, financial position or cash flows.

Potential Responsible Party in a Pasadena, Texas Superfund Site

In December 2012, we received a notice from the EPA that we may have potential liability at the U.S. Oil Recovery Superfund Site in Pasadena, Texas as a potential responsible party under Section 107(a) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. Currently, there is an ongoing removal action designed to stabilize the site, remove the immediate threat posed at the site and set the stage for a later more comprehensive action. Due to the timing of the EPA's notice, we are unable at this point, to reasonably estimate the amount of our potential liability, if any, related to this matter.

Sale of Claim Against MF Global Inc.

In October 2011, MF Global Holdings Ltd., the parent of MF Global Inc. (“MF Global”), filed for bankruptcy protection under Chapter 11 of the U.S. bankruptcy laws, and a trustee was appointed to oversee the liquidation of MF Global under the Securities Investor Protection Act. At that time, MF Global served as our sole clearing agent for NYMEX futures contracts. We transferred our existing trading positions at MF Global to a new clearing agent in November 2011. As of the date of transfer of our account, MF Global owed us $29.4 million. We subsequently received $23.6 million as partial payment of the amount owed to us. In December 2012, we sold our remaining claim of $5.8 million to a third party for $5.4 million.  The buyer of the claim assumed the risk of ultimate collectability of the claim subject to the accuracy of typical representations and warranties from us related to the claim. We charged the $0.4 million loss we sustained from the sale of this receivable to operating expense.

Environmental Liabilities

Liabilities recognized for estimated environmental costs were $49.6 million and $48.3 million at December 31, 2011 and December 31, 2012, respectively. We have classified environmental liabilities as current or noncurrent based on management’s estimates regarding the timing of actual payments. Management estimates that expenditures associated with these environmental liabilities will be substantially paid over the next 10 years. Environmental expenses recognized as a result of changes in our environmental liabilities are included in operating expenses on our consolidated statements of income. Environmental expenses were $11.8 million, $23.1 million and $12.0 million for the years ended December 31, 2010, 2011 and 2012, respectively. The higher environmental expenses in 2011 were primarily due to the CAA 185 liability accrual (described above).

Environmental Receivables

Receivables from insurance carriers and other third parties related to environmental matters at December 31, 2011 were $7.7 million, of which $5.2 million and $2.5 million were recorded to other accounts receivable and long-term receivables, respectively, on our consolidated balance sheet. Receivables from insurance carriers related to environmental matters at December 31, 2012 were $7.9 million, of which $2.8 million and $5.1 million were recorded to other accounts receivable and long-term receivables, respectively, on our consolidated balance sheet. Amounts received from insurance carriers and other third parties related to environmental matters during 2010, 2011 and 2012 were $2.8 million, $0.5 million and $1.2 million, respectively.
Other
We are a party to various other claims, legal actions and complaints arising in the ordinary course of business. While the results cannot be predicted with certainty, management believes the ultimate resolution of these claims, legal actions and complaints after consideration of amounts accrued, insurance coverage or other indemnification arrangements will not have a material adverse effect on our results of operations, financial position or cash flows.